SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14-A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2) )

                            JEFFERSON BANCORP, INC.
                (Name of Registrant as Specified in Its Charter)

   (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                            JEFFERSON BANCORP, INC.
                            301 ARTHUR GODFREY ROAD
                           MIAMI BEACH, FLORIDA 33140

                            ------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 1995

                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Jefferson Bancorp, Inc. (the 'Corporation') will be held in the sixth floor auditorium at Jefferson Bank of Florida, 301 Arthur Godfrey Road, Miami Beach, Florida on Tuesday, April 25, 1995 at 3:00 p.m., Miami time, for the following purposes:

     1. To elect three directors, each to serve for a term of three years.

     2. To ratify adoption of the Jefferson Bancorp Directors' Stock Option Plan and the grant of stock options under said plan to non-employee directors of the Corporation or its subsidiaries.

     3. To act upon any other matter which may properly be brought before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on February 28, 1995 will be entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please mark, date and sign the accompanying proxy and return it in the enclosed envelope. If you do attend, you may revoke your proxy and vote your shares in person if you wish to do so.

                                           By Order of the Board of Directors,

                                                    BARTON S. GOLDBERG
                                                        Secretary

Miami Beach, Florida
March 31, 1995

                            JEFFERSON BANCORP, INC.

                            ------------------------

                               PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 1995

                            ------------------------

     This Proxy Statement is being furnished to stockholders of Jefferson Bancorp, Inc. (the 'Corporation') in connection with the solicitation of proxies on behalf of the Board of Directors of the Corporation for use at the Annual Meeting of Stockholders to be held on Tuesday, April 25, 1995 and at any adjournment thereof. The mailing address of the principal executive offices of the Corporation is 301 Arthur Godfrey Road, Miami Beach, Florida 33140. It is anticipated that this Proxy Statement and related form of proxy will be first mailed to stockholders of the Corporation on or about March 31, 1995.

     If the enclosed form of proxy is executed and returned, all shares represented thereby will be voted in accordance with the stockholder's instructions. If no such instructions are specified, the proxy will be voted FOR the election as directors of the nominees named herein, or of such substitute nominee or nominees as may be designated by the Board of Directors if the nominees named herein are unable to serve and FOR the ratification of adoption of the Jefferson Bancorp Directors' Stock Option Plan and the grant of stock options under said plan to non-employee directors of the Corporation or its subsidiaries. A proxy may be revoked at any time before it is exercised either by executing and filing, prior to the commencement of the Annual Meeting, a subsequently dated proxy revoking the proxy previously given or by voting in person at the Annual Meeting.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The securities entitled to be voted at the Annual Meeting are the shares of common stock, par value $1.00 per share ('Common Stock'), of the Corporation. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders. Only stockholders of record at the close of business on February 28, 1995 will be entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. At the close of business on February 28, 1995 there were 3,614,102 shares of Common Stock outstanding.

     The following table sets forth certain information as of February 28, 1995 as to the only persons known by the Corporation to own beneficially more than 5% of the outstanding Common Stock:

                                                                                            SHARES
NAME AND ADDRESS                                                                         BENEFICIALLY      PERCENT OF
OF BENEFICIAL OWNER                                                                        OWNED(1)         CLASS(2)
--------------------------------------------------------------------------------------   ------------      -----------
Arthur H. Courshon .                                                                        306,395(3)         8.37%
  301 Arthur Godfrey Road
  Miami Beach, Florida 33140

Lenore J. Gaynor .                                                                          214,888(4)         5.94%
  450 North Park Road
  Hollywood, Florida 33021

Norman M. Giller .                                                                          251,657(5)         6.89%
  975 Arthur Godfrey Road
  Miami Beach, Florida 33140

Barton S. Goldberg .                                                                        245,759(6)         6.73%
  301 Arthur Godfrey Road
  Miami Beach, Florida 33140

Les Placements Turan Inc. .                                                                 344,076(7)         9.52%
  6300 Northcrest
  Penthouse D1
  Montreal, Quebec H3S 2W3

Marmi Ltd. .                                                                                352,270(8)         9.71%
  21301 Powerline Road
  Suite 204
  Boca Raton, Florida 33433

------------------------
(1) Except as otherwise indicated, the beneficial owner has sole voting and investment power.

(2) 'Class' for this purpose as to each beneficial owner consists of all shares of Common Stock outstanding on February 28, 1995, plus shares not yet outstanding but issuable within 60 days of that date upon exercise by the beneficial owner in question of outstanding stock options.

(3) Does not include 3,646 shares of Common Stock held by Mr. Courshon's wife as to which shares Mr. Courshon disclaims beneficial ownership. Includes 58,447 shares as to which Mr. Courshon shares voting and investment power with his wife, and 47,729 shares not presently owned by Mr. Courshon but subject to acquisition upon exercise of outstanding stock options.

(4) Includes 1,287 shares not presently owned by Mrs. Gaynor but subject to acquisition by her upon exercise of outstanding stock options.

(5) Does not include 2,254 shares of Common Stock held by Mr. Giller's wife as to which shares Mr. Giller disclaims beneficial ownership. Includes 80,499 shares as to which Mr.Giller shares voting and investment power with his wife, 30,643 shares held in trust for Mr. Giller's children, 50,675 shares held in trust for Mr. Giller's grandchildren and 36,696 shares not presently owned by Mr. Giller but subject to acquisition by him upon exercise of outstanding stock options.

(6) Includes 39,748 shares not presently owned by Mr. Goldberg but subject to acquisition by him upon exercise of outstanding stock options.

(7) Mr. Antoine Turmel is the president and controlling shareholder of Les Placements Turan Inc. which is the registered holder of these shares.

(8) Ms. Emily Vernon is the controlling shareholder of the general partner of Marmi Ltd., the limited partnership which is the registered holder of these shares. The Emily Vernon Revocable Trust is a limited partner of such limited partnership. Includes 12,875 shares not presently owned by Ms. Vernon but subject to acquisition by her upon exercise of outstanding stock options.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as of February 28, 1995 as to the number of shares of Common Stock beneficially owned by each director, the chief executive officer of the Corporation, each other officer of the Corporation whose aggregate salary and bonus in 1994 exceeded $100,000 and all directors and executive officers of the Corporation as a group:

                                                                                          SHARES
                                                                                       BENEFICIALLY         PERCENT
NAME OF BENEFICIAL OWNER                                                                 OWNED(1)         OF CLASS(2)
------------------------------------------------------------------------------------   ------------       -----------
Arthur H. Courshon..................................................................       306,395(3)         8.37%
David Fenton........................................................................        34,982(4)          .96%
Lenore J. Gaynor....................................................................       214,888(5)         5.94%
Norman M. Giller....................................................................       251,657(6)         6.89%
Barton S. Goldberg..................................................................       245,759(7)         6.73%
Jerrold F. Goodman..................................................................        38,378(8)         1.06%
Louis Harris........................................................................        55,362(9)         1.53%
Marc Lipsitz........................................................................        10,300(10)         .28%
Leonard H. Schwartz.................................................................        37,426(11)        1.03%
Antoine Turmel......................................................................       344,076(12)        9.49%
Emily Vernon........................................................................       352,270(13)        9.71%
Sherman Winn........................................................................        22,589(14)         .62%
Syed F. Zafar.......................................................................        30,307(15)         .84%
All directors and executive officers as a group.....................................     1,944,389(16)       50.52%

------------------------
 (1) Except as otherwise indicated, the beneficial owner has sole voting and investment power.

 (2) 'Class' for this purpose as to each beneficial owner consists of all shares of Common Stock outstanding on February 28, 1995, plus shares not yet outstanding but issuable within 60 days of that date upon exercise by the beneficial owner in question of outstanding stock options.

 (3) See footnote 3 under 'VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS,' above.

 (4) Includes 15,450 shares not presently owned by Mr. Fenton but subject to acquisition by him upon exercise of outstanding options.

 (5) See footnote 4 under 'VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS,' above.

 (6) See footnote 5 under 'VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS,' above.

 (7) See footnote 6 under 'VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS,' above.

 (8) Includes 8,092 shares as to which Mr. Goodman shares voting and investment power with his wife and 8,918 shares as to which Mr. Goodman shares voting and investment power with another person. Includes 16,634 shares not presently owned by Mr. Goodman but subject to acquisition by him upon exercise of outstanding options.

 (9) These shares are held in trust for the benefit of Mr. Harris.

(10) Includes 10,300 shares not presently owned by Mr. Lipsitz but subject to acquisition by him upon exercise of outstanding options.

(11) Includes 19,312 shares not presently owned by Mr. Schwartz but subject to acquisition by him upon exercise of outstanding options.

(12) See footnote 7 under 'VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS,' above.

(13) See footnote 8 under 'VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS,' above.

                                       3

(14) Includes 3,277 shares as to which Mr. Winn shares voting and investment power with his wife. Includes 19,312 shares not presently owned by Mr. Winn but subject to acquisition by him upon exercise of outstanding options.

(15) Includes 7,062 shares as to which Mr. Zafar shares voting and investment power with his wife. Includes 11,595 shares not presently owned by Mr. Zafar but subject to acquisition by him upon exercise of outstanding options.

(16) Includes 234,800 shares subject to outstanding stock options held by directors and officers which were exercisable on February 28, 1995 or within 60 days of such date.

                             ELECTION OF DIRECTORS

     The directors of the Corporation are divided into three classes, all classes to be as nearly equal in number as possible, and ordinarily one class is elected each year for a term of three years. At this Annual Meeting three directors will be elected, to serve until the 1998 Annual Meeting of Stockholders and until their respective successors are elected and qualify. Unless otherwise specified, shares represented by proxies solicited hereby will be voted for the election of NORMAN M. GILLER, BARTON S. GOLDBERG AND EMILY VERNON, each to serve a three-year term.

NOMINEES FOR ELECTION

     Set forth in the following table are the names of the nominees for election as directors, and certain information regarding such persons. All nominees have agreed to serve if elected. If for any reason not now known by the Corporation any of said nominees should not be able to serve, the proxies will be voted for a substitute nominee or nominees who will be designated by the Board of Directors. The affirmative vote of a plurality of the total votes cast is required for the election of directors. Subsidiaries of the Corporation are indicated by italics.

                                         POSITIONS WITH THE CORPORATION
                                            AND BUSINESS EXPERIENCE                          DIRECTOR    TERM TO
NAME AND AGE                               DURING THE LAST FIVE YEARS                         SINCE      EXPIRE
-------------------   --------------------------------------------------------------------   --------    -------
Norman M. Giller(1)   Vice Chairman of the Board of Directors of the Corporation and           1969        1998
Age: 77                 Jefferson Bank of Florida; Director, Jefferson Bank; Partner,
Member of the           Norman M. Giller and Associates, architects and planners, and
Executive Committee     Giller Building, realty. Formerly: Vice Chairman of the Board of
                        Directors and President, Jefferson National Bank at Sunny Isles;
                        Director, Jefferson National Bank, Boca Raton.

Barton S. Goldberg    Secretary and Treasurer of the Corporation; Director and President,      1969        1998
Age: 61                 Jefferson Bank of Florida; Vice Chairman of the Board of Directors
Member of the           and President, Jefferson Bank. Formerly: Director and Senior Vice
Executive Committee     President, Jefferson National Bank at Sunny Isles; Director and
                        President, Jefferson Realty Corp.; Director, Regency Insurance
                        Co., insurance, Regency Premium Finance Co., financing, Tricounty
                        Insurance Co., insurance agency, and Regency Brokerage Service,
                        Inc., insurance brokers; Director and President, Jefferson
                        National Bank, Boca Raton; Director, Regency Life Insurance Co.,
                        insurance.


                                         POSITIONS WITH THE CORPORATION
                                            AND BUSINESS EXPERIENCE                          DIRECTOR    TERM TO
NAME AND AGE                               DURING THE LAST FIVE YEARS                         SINCE      EXPIRE
-------------------   --------------------------------------------------------------------   --------    -------
Emily Vernon          Director, Jefferson Bank; limited partner and controlling                1985        1998
Age: 56                 shareholder of general partner, Marmi Ltd., investments; private investor. Formerly: Director, Jefferson National Bank, Boca Raton;
                        Partner, Cadillac Hotel, Casablanca Hotel and Sherry Frontenac
                        Hotel.

------------------------
(1) See 'TRANSACTIONS INVOLVING MANAGEMENT,' below.

DIRECTORS CONTINUING IN OFFICE

     Set forth in the following table are the names of the directors whose present terms of office will continue after the meeting, and certain information regarding such persons. Subsidiaries of the Corporation are indicated by italics.

                                          POSITIONS WITH THE CORPORATION
                                             AND BUSINESS EXPERIENCE                         DIRECTOR    TERM TO
NAME AND AGE                                DURING THE LAST FIVE YEARS                        SINCE      EXPIRE
---------------------   ------------------------------------------------------------------   --------    -------
Arthur H. Courshon(1)   Chairman of the Board of Directors and President of the                1969        1997
Age: 74                   Corporation; Chairman of the Board of Directors, Jefferson Bank
Member of the             of Florida and Jefferson Bank; Partner, Courshon and Courshon,
Executive Committee       attorneys; President, Arthur and Carol Courshon Foundation,
                          RDCO, Inc., technology, and A.H.C.S.C. Inc. Formerly: Director,
                          Susan Crane, Inc., manufacturing; Chairman of the Board of
                          Directors and General Counsel of the Corporation, Jefferson
                          National Bank, Jefferson National Bank at Sunny Isles and
                          Jefferson National Bank, Boca Raton; Chairman of the Board of
                          Directors of Jefferson Realty Corp.; Chairman of the Board of
                          Directors and Chief Executive Officer of Jefferson Capital
                          Corp.; President, A.H.C.N.C., Inc.; Vice President, Lincoln Loan
                          and Discount; Director and Vice President, First Mortgage
                          Advisory Corporation.

David Fenton            Director, Jefferson Bank of Florida; realtor; Trustee, Miami Beach     1979        1997
Age: 85                   Board of Realtors; Chairman, Miami Beach Safety Committee.
Member of the             Formerly: President, Miami Beach Board of Realtors; Founder,
Audit Committee           Miami Jewish Home and Hospital for the Aged and Mt. Sinai
                          Medical Center.

Lenore J. Gaynor(1)     Director, Jefferson Bank of Florida; private investor. Formerly:       1990        1996
Age: 66                   Director and Secretary, Gaynor and Company, Inc., insurance.

Jerrold F. Goodman      Director, Jefferson Bank of Florida; President, Yablick Charities,     1980        1996
Age: 63                   Inc., private foundation; private investor. Formerly: Director,
Member of the             Jefferson National Bank at Sunny Isles and Jefferson National
Compensation              Bank, Boca Raton.
Committee and the
Audit Committee

                                          POSITIONS WITH THE CORPORATION
                                             AND BUSINESS EXPERIENCE                         DIRECTOR    TERM TO
NAME AND AGE                                DURING THE LAST FIVE YEARS                        SINCE      EXPIRE
---------------------   ------------------------------------------------------------------   --------    -------
Louis Harris            Director, Jefferson Bank of Florida; private investor.                 1977        1996
Age: 90
Member of the Audit
Committee and the
Compensation
Committee

Leonard H. Schwartz     Director, Jefferson Bank of Florida and Jefferson Bank; President,     1979        1997
Age: 53                   Miklen Television, Inc., a television production company,
Member of the             Brookdale Management Company, a financial management company,
Audit Committee           and Brookdale Management Co. South, a financial services
                          company. Formerly: President, Tres Palomas Development Company,
                          N.V., a real estate operation and development company; Partner,
                          Mt. Laurel, a real estate joint venture; Chief Operating Officer of various closely held real estate partnerships, corporations and joint ventures; Partner, Burl-Ranc, a real estate holding and development joint venture; Partner, Sunset Realty Co.

Antoine Turmel          President, Les Placements Turan Inc., investments; Director,           1994        1997
Age: 76                   Canada Development Investment Corp. and Theatronics
                          International Limited, developer of equipment for medical
                          technology.

Sherman S. Winn         Director, Jefferson Bank of Florida; Director, Greater Miami Hotel     1979        1996
Age: 72                   and Motel Association; President, Metro-Dade Sister Cities
Member of the             Program. Formerly: Commissioner, Metro-Dade County; Executive
Compensation              Director, Greater Miami Hotel and Motel Association; Director,
Committee                 Jefferson National Bank at Sunny Isles; Senator, The Florida
                          Senate; Director, Hotels and Restaurants Division of the State
                          of Florida.

------------------------
(1) See 'TRANSACTIONS INVOLVING MANAGEMENT,' below.

     During 1994, the Board of Directors met twelve times, its Audit Committee met four times and its Compensation Committee met three times. All directors, including officers, received $300 for each meeting of the Board of Directors held in 1994. All directors except officers received an additional fee at the annual rate of $15,000 and a $200 per-day fee for each committee meeting attended. The Chairman of the Audit Committee received $400 per day for each Audit Committee meeting attended. All directors of the Corporation attended at least 75% of the aggregate meetings held in 1994 of the Board of Directors and committees on which they served.

     The Audit Committee meets with the Corporation's independent auditors to review and approve the scope and results of audit services, reviews the independence of the Corporation's auditors, reviews the scope and results of the Corporation's internal accounting controls, considers the range of audit fees and makes recommendations to the Board of Directors regarding the engagement of the Corporation's independent auditors.

     The Compensation Committee administers the Corporation's benefit plans other than the Directors' Stock Option Plan. This committee meets to consider the grant of stock options to key employees of the Corporation and its subsidiaries pursuant to the Jefferson Bancorp 1985 and 1987 Stock Option Plans, and the award of restricted stock to eligible participants under the Jefferson Bancorp, Inc. Restricted Stock Plan. Other matters concerning management compensation are considered by the entire Board of Directors.

     The Corporation does not have a committee of directors concerned with the selection of nominees for election as directors, a matter which is considered by the entire Board of Directors.

                    STOCK OPTIONS FOR NON-EMPLOYEE DIRECTORS

     On June 20, 1994, upon the recommendation of the Chairman of the Board, the Board of Directors of the Corporation voted (with all non-employee directors abstaining) to adopt the Jefferson Bancorp Directors' Stock Option Plan (the 'Plan'), subject to ratification by the stockholders of the Corporation. The Plan, a copy of which is attached as Appendix A, provides (i) for the grant to non-employee directors of the Corporation or of any of the Corporation's subsidiaries (the 'Outside Directors') of options to purchase, pursuant to a prescribed formula, an aggregate of 27,500 shares of Common Stock (subject to adjustment for stock splits and similar changes) and (ii) for the administration of options covering 110,000 and 27,500 shares previously granted pursuant to separate stock option programs on October 28, 1992 and December 15, 1993, respectively, to the then Outside Directors and approved by the stockholders at their 1993 and 1994 annual meetings (the 'Prior Program Options'). Pursuant to the Plan, options covering 27,500 shares were granted on June 20, 1994, subject to stockholder ratification, based upon the following formula:

 YEARS OF OUTSIDE DIRECTOR SERVICE       SHARES COVERED
------------------------------------     --------------
Less than 2.........................           None
At least 2 but less than 7..........          1,250
At least 7 but less than 12.........          2,500
At least 12.........................          3,750

     Accordingly, the options granted under the Plan on June 20, 1994 (subject to stockholder approval) were allocated, based on the foregoing formula, to the Corporation's Outside Directors as follows:

                                                                    YEARS OF OUTSIDE
                                                                    DIRECTOR SERVICE*      SHARES COVERED
                                                                    -----------------      --------------
David Fenton...................................................              27                 3,750
Lenore J. Gaynor...............................................               4                 1,250
Irving E. Gennet...............................................               6                 1,250
Jerrold F. Goodman.............................................              18                 3,750
Louis Harris...................................................              27                 3,750
Stanley D. Mitchel, M.D........................................              25                 3,750
Leonard H. Schwartz............................................              18                 3,750
Emily Vernon...................................................               9                 2,500
Sherman S. Winn................................................              18                 3,750
All of the foregoing directors as a group......................              --                27,500

------------------------
* Includes service as a director of one or more of the Corporation's subsidiaries.

     Each option granted on June 20, 1994 will be exercisable on June 20, 1995, provided the optionee has continued in service as an Outside Director throughout such one-year period. Each option granted under the Plan and each of the Prior Program Options will permit the optionee to purchase the number of shares of Common Stock that relate to such option upon payment to the Corporation of the fair market value of the Common Stock on the date of grant of the option ($10.125 per share in the case of options granted on June 20, 1994). (On March 24, 1995, the closing price of the Common Stock in the over-the-counter market was $15.125.) Payment may be made in cash, by delivering shares of Common Stock already owned by the optionee and having a total fair market value equal to the purchase price or by delivering a combination of shares and cash having a total fair market value equal to the purchase price. No such option may be exercised more than 10 years after the date of grant.

     In addition, an optionee may, from time to time, surrender to the Corporation all or any portion of his or her option granted under the Plan or all or any portion of a Prior Program Option to the extent that it is then exercisable. In such event, the obligation of the Corporation in respect of the portion so surrendered may be discharged either by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the fair market value at such time of the shares subject to the portion so surrendered over the aggregate purchase price of such shares, (ii) the issuance or transfer to the optionee of shares of Common Stock with a fair market value equal to such excess, or (iii) a combination of cash and shares with a combined value equal to such excess, all as the optionee may elect. In the event of such a surrender of all or a portion of an option, the number of shares relating to the portion so surrendered shall not again become available for future grants under the Plan.

     In recommending the adoption of the Plan and the grant of the options thereunder, the Chairman expressed his belief that the growth and progress of the Corporation through the years have been due in no small measure to the diligence and dedication of the directors of the Corporation and its subsidiaries. By granting the options the Corporation would be recognizing the past services of such directors and providing an incentive for such services in the future. The number of shares covered by the options awarded under the Plan takes into account, and is based upon, the longevity of service of the respective optionees in accordance with the foregoing formula.

     If adopted by the stockholders, the Plan will be effective as of June 20, 1994. The Plan and the Prior Program Options will be administered by a committee of the Board of Directors consisting of not less than three nor more than five directors appointed by the Board, none of whom is eligible to receive any options under the Plan. The Committee shall initially consist of Arthur H. Courshon, Norman M. Giller and Barton S. Goldberg.

     Shares issued upon exercise of options granted under the Plan or the Prior Program Options (i) may be authorized and unissued shares or treasury shares and
(ii) shall upon issuance be fully paid and non-assessable. If any option granted under the Plan or the Prior Program Options terminates or expires, new options may thereafter be granted covering such shares.

     All options granted under the Plan and the Prior Program Options are nonqualified stock options, the taxation of which is governed by the Internal Revenue Code of 1986, as amended, and the regulations thereunder. The optionee does not recognize taxable income from the grant of the option, but generally recognizes ordinary income upon its exercise to the extent that the fair market value of the stock acquired on the date of exercise exceeds the option price. Any cash or the fair market value of the shares of Common Stock received upon the surrender of options will also be treated as ordinary income. The Corporation generally will be entitled to a deduction for federal income tax purposes in an amount equal to the amount of ordinary income recognized by the optionee at the time the optionee recognizes such income.

     Upon a subsequent disposition of the shares acquired pursuant to the exercise of a nonqualified stock option, the optionee will recognize either long-term or short-term capital gain (or loss) to the extent of the difference between the fair market value of the stock on the date of exercise and the amount received upon its disposition, depending on whether the optionee has held the stock for the requisite capital gains holding period (currently more than one year).

     No option granted under the Plan, and no Prior Program Option, shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee an option shall be exercisable only by him.

     In the event of any change in the Common Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares subject to option in outstanding option agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

     The Board of Directors of the Corporation may at any time amend, suspend or terminate the Plan; provided, however, that, subject to the anti-dilution provisions described above, no action of the Board of Directors or of the Committee may, without the approval of the stockholders of the Corporation, (i) increase the number of shares reserved for options, (ii) permit the granting of any option at any option price less than that determined in accordance with the provisions of the Plan, (iii) shorten the period which must elapse between the date of grant of any option and its exercise or (iv) permit the extension or granting of options which expire beyond the period of ten years from the date of grant. Without the written consent of an optionee, no amendment, discontinuance or termination of the Plan shall alter or impair any option previously granted to him under the Plan.

     Any inconsistency between the description of the Plan contained in this proxy statement and the Plan document, attached hereto as Appendix A, shall be governed by the Plan document.

     An affirmative vote by the holders of a majority of the shares of Common Stock present and voting at the meeting is required to ratify adoption of the Jefferson Bancorp Directors' Stock Option Plan and the grant on June 20, 1994 of the foregoing options. Failure to adopt the Plan will not affect the Prior Program Options approved by the stockholders at their 1993 and 1994 Annual Meetings, for the reason that the Plan merely provides for the administration of such options consistent with the terms thereof as described in the proxy statements for such meetings. However, if the Plan is not approved, the options granted on June 20, 1994 will be void and of no effect. The Board of Directors recommends a vote in favor of the ratification of adoption of the Plan and the grant of options thereunder on June 20, 1994.

                             EXECUTIVE COMPENSATION

     The following table sets forth information as to all compensation earned, paid or payable for services rendered to the Corporation and its subsidiaries during 1994 to the chief executive officer and each of the other executive officers of the Corporation whose aggregate salary and bonus in 1994 exceeded $100,000 (collectively, the 'Named Executive Officers'):

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                             COMPENSATION AWARDS
                                                                           -----------------------
                                               ANNUAL COMPENSATION          RESTRICTED
                                           ----------------------------       STOCK                     ALL OTHER
NAME AND                                           SALARY(1)     BONUS     AWARDS(S)(2)    OPTIONS    COMPENSATION(3)
PRINCIPAL POSITION                         YEAR       ($)         ($)          ($)           (#)            ($)
-------------------------------------      ----    ---------    -------    ----------      -------    ---------------
Arthur H. Courshon                         1994    $ 229,221    $87,500    $  150,000       20,000    $     3,384
  Chairman of the Board of                 1993      229,498     87,500       150,000            0            282
  Directors, President & Chief             1992      237,256     87,500       116,250            0         61,074
  Executive Officer

Norman M. Giller                           1994    $ 104,671    $25,000    $  100,000       16,000    $     1,737
  Vice Chairman of the Board               1993      105,348     25,000       100,000            0            145
  of Directors                             1992      108,806     25,000        77,500            0         31,737

Barton S. Goldberg                         1994    $ 219,100    $68,250    $  140,000       12,000    $     5,118
  Director, Secretary and Treasurer        1993      219,377     68,250       140,000            0            150
                                           1992      226,753     68,250       108,500            0         45,068

Marc Lipsitz                               1994    $ 139,269    $10,000    $        0        5,000    $     3,462
  Senior Vice President and                1993       66,481      5,000             0        5,000              0
  General Counsel                          1992            0          0             0            0              0

Syed F. Zafar                              1994    $  91,731    $30,000    $   25,000        5,000    $     1,890
  Senior Vice President and                1993       83,302     25,000        25,000            0             31
  Comptroller                              1992       82,500     18,500        19,375            0          5,245

------------------------
(1) Includes fees for service as a director.

(2) As of December 31, 1994, the aggregate number and value, respectively, of shares of restricted stock held by each of the named individuals were as follows: Mr. Courshon: 45,900-$470,475; Mr. Giller: 30,600-$313,650; Mr.
    Goldberg: 42,840-$439,110; Mr. Lipsitz: 0-$0; Mr. Zafar: 7,650-$78,412.50.
    The restrictions on restricted stock lapse on the third anniversary of the date of grant. Dividends on restricted stock are paid to the stockholder.

(3) The amounts set forth in this column for 1994 represent (i) premiums paid by the Corporation on group term life insurance for the named individual, as follows: Mr. Courshon: $3,384; Mr. Giller: $1,737; Mr. Goldberg: $2,808; Mr.
    Lipsitz: $1,152; Mr. Zafar: $452; and (ii) employer-matching contributions, equal to 25% of the amount each employee of the Corporation elected to have withheld from his compensation during 1994 under the Corporation's 401(k) Plan; such contributions for the named individuals were as follows: Mr.
    Courshon: $0; Mr. Giller: $0; Mr. Goldberg: $2,310; Mr. Lipsitz: $2,310; Mr.
    Zafar: $1,438.

     The following table contains information concerning the grant of stock options to the Named Executive Officers during the year ended December 31, 1994:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                       POTENTIAL
                                                              INDIVIDUAL GRANTS                        REALIZABLE
                                                -------------------------------------------------   VALUE AT ASSUMED
                                                NUMBER OF                                             ANNUAL RATES
                                                SECURITIES  PERCENT OF TOTAL                         OF STOCK PRICE
                                                UNDERLYING    OPTIONS/SARS    EXERCISE              APPRECIATION FOR
                                                 OPTIONS/      GRANTED TO     OR BASE                 OPTION TERM
                                                   SARS       EMPLOYEES IN     PRICE   EXPIRATION  ------------------
NAME                                            GRANTED(#)   FISCAL YEAR(1)   ($/SH)      DATE      5%($)     10%($)
---------------------------------------------   ----------  ----------------  -------  ----------  --------  --------
Arthur H. Courshon...........................     20,000          22.7%       $10.125    6/20/04   $127,351  $322,733
Norman M. Giller.............................     16,000          18.2%        10.125    6/20/04    101,881   258,186
Barton S. Goldberg...........................     12,000          13.6%        10.125    6/20/04     76,411   193,640
Marc Lipsitz.................................      5,000           5.7%        10.000    5/19/04     31,445    79,687
Syed F. Zafar................................      5,000           5.7%        10.125    6/20/04     31,838    80,683

------------------------
(1) During the fiscal year ended December 31, 1994, employees of the Corporation were granted an aggregate of 88,000 options.

     The following table sets forth information as to the value realized by the Named Executive Officers upon exercise of stock options during 1994 and as to the value as of December 31, 1994 of unexercised options held by each of them:

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                       YEAR AND FY-END OPTION/SAR VALUES

                                                                                                      VALUE OF
                                                                                 NUMBER OF          UNEXERCISED
                                                                                UNEXERCISED        IN-THE-MONEY
                                                                               OPTIONS/SARS        OPTIONS/SARS
                                                                                 AT FISCAL           AT FISCAL
                                                 NUMBER OF                      YEAR-END(#)          YEAR-END($)
                                                  SHARES                       -------------     -----------------
                                                 ACQUIRED         VALUE        EXERCISABLE/        EXERCISABLE/
NAME                                            ON EXERCISE      REALIZED      UNEXERCISABLE     UNEXERCISABLE(1)
---------------------------------------------   -----------      --------      -------------     -----------------
Arthur H. Courshon...........................           0        $      0      47,729 / 257         $53,274 / $103
Norman M. Giller.............................       2,337           3,213      36,696 / 0            39,944 /  0
Barton S. Goldberg...........................      12,539          34,018      39,748 / 0            49,930 /  0
Marc Lipsitz.................................           0               0      10,300 / 0             8,075 /  0
Syed F. Zafar................................       6,269          17,008      17,744 / 0            30,705 /  0

------------------------
(1) Market Value of Common Stock as of December 31, 1994, minus the exercise or base price.

     Report of the Compensation Committee on Executive Compensation.

     From the Corporation's inception one of its primary tenets has been the preservation of its shareholders' capital, seeking income and long-term growth only from a secure and safe base of high capitalization. This policy has served the Corporation well in an era when the lure of short-term profits has led to the collapse of a dismaying number of financial institutions in a nationwide debacle of unprecedented magnitude. The incentive compensation program is designed and administered within the framework of that tenet. Growth in earnings is encouraged, but only to the extent that it can be attained without undue risk.

     The Corporation's Restricted Stock Plan and stock option plans are intended to foster closer identification with shareholders' interests on the part of senior executives by promoting increased equity participation. Longevity of service is encouraged by limiting participation in the Restricted Stock Plan to executives who have been employed by the Corporation or its subsidiaries for a minimum of five years, with eligibility for higher awards dependent on longer service, so that the highest awards are available only for executives who have been so employed for at least fifteen years. Awards under the plan are subject to forfeiture if the grantee's employment with the Corporation ends for any reason other than death, disability, retirement or a change in control of the Corporation. Similarly, options granted under the Corporation's stock option plans generally are unexercisable unless the recipient remains in the employ of the Corporation for at least six months after the date of grant, and the right to exercise is lost upon the termination of the recipient's employment for any reason other than death, disability or retirement.

     In recommending in 1994 that the chief executive officer be awarded a cash bonus and shares of restricted stock, the Compensation Committee recognized that under his direction the Corporation's capital ratio remained in the industry's highest percentage category, exceeding all governmental requirements, while consolidated net income, earnings per share, return on average assets and return on average stockholders' equity all increased. Those increases were achieved in the context of the lingering effects of a nationwide recession.

                                          Respectfully submitted,

                                          THE COMPENSATION COMMITTEE:

                                          Sherman S. Winn, Chairman
                                          Louis Harris
                                          Jerrold F. Goodman

                               PERFORMANCE GRAPH
                Comparison of Five Year-Cumulative Total Returns
                             Performance Graph for
                             JEFFERSON BANCORP INC.


                                      12/29/89   12/31/90   12/31/91   12/31/92   12/31/93   12/30/94
                                      --------   --------   --------   --------   --------   --------
JEFFERSON BANCORP INC.                 100.0      71.0        66.7       76.8       99.1       107.0
Nasdaq Stock Market (US Companies)     100.0      84.9       136.3      158.6      180.9       176.9
Self-Determined Peer Group             100.0      57.8        75.0      111.9      163.9       223.8


     The self-determined peer group used in the performance graph consists of the eight bank holding companies identified in the legend. These companies were selected by the Corporation from among bank holding companies the stock of which is traded on NASDAQ, and with a market capitalization similar to that of the Corporation. The peer group used in the performance graph in the Corporation's 1994 proxy statement contained an additional corporation which is no longer listed on NASDAQ and for which 1994 data are therefore unavailable.

           DIRECTORS' AND EXECUTIVES' SEVERANCE AND RETIREMENT PLANS

     Effective May 1, 1989, the Corporation adopted the Jefferson Bancorp, Inc. Executive Severance Plan (the 'Severance Plan'). The Severance Plan provided for cash payments to the senior officers of the Corporation and its subsidiaries in the event that their employment by the Corporation and its subsidiaries was terminated voluntarily or involuntarily at any time during a one-year period following a Change in Control (as defined below) of the Corporation.

     Effective January 1, 1994, the Severance Plan was renamed the Jefferson Bancorp, Inc. Directors' and Executives' Severance and Retirement Plan and was amended to provide for cash payments to directors and senior officers of the Corporation upon a Change in Control, whether or not their employment is terminated as a result thereof, or upon their retirement. The Corporation's two banking subsidiaries each adopted substantially identical plans covering their own directors and senior officers. The Corporation's plan and those of its banking subsidiaries are hereinafter referred to collectively as the 'Severance and Retirement Plans.'

     The persons eligible to receive benefits under the Severance and Retirement Plans are the non-employee directors of the Corporation, the Chairman of the Board, the President, the Vice Chairman, the Secretary-Treasurer, all Executive Vice Presidents, the Counsel, the Comptroller and all Senior Vice Presidents of the Corporation and of each of its subsidiaries, provided that such directors have served the Corporation or a subsidiary as such, and such officers have been employed by the Corporation or a subsidiary (in either event, 'Eligibility Service'), for five years or more (at which time such directors and officers become 'Participants'). Benefits under the Severance and Retirement Plans are based on the length of Eligibility Service and the Participant's 'Last Base Salary,' defined as all compensation received by the Participant for services rendered to the Corporation and its subsidiaries for the calendar year immediately preceding the year in which the Participant retires or the Change in Control takes place (except for Participants who have attained the age of 60 and have 25 or more years of Eligibility Service, in which case the year is the one in which such Participant's compensation was highest, among the last five years next preceding the year in which such retirement or Change in Control takes place). While benefits to the Participant under the combined Severance and Retirement Plans are based upon his aggregate compensation for services to the Corporation and its subsidiaries, the responsibility for paying such benefits is divided among the Corporation and its subsidiaries in the respective proportions in which the expense for such compensation was allocated to them in their financial records.

     Upon the retirement of a Participant at his Normal Retirement Date (i.e., the later of January 1, 1999 or his 65th birthday) or upon a Change in Control of the Corporation, the Severance and Retirement Plans provide in the aggregate for payments to the Participant equal to (a) such Participant's Last Base Salary if he has five years of Eligibility Service, but less than ten; (b) two times such Participant's Last Base Salary if he has ten years of Eligibility Service, but less than fifteen; or (c) three times such Participant's Last Base Salary if he has fifteen years or more of Eligibility Service. For purposes of the Severance and Retirement Plans, 'Change in Control' of the Corporation means a change in control of a nature required to be reported by the Corporation in a filing with the Securities and Exchange Commission. Such a change in control shall be deemed to have occurred if and when (a) any person is or becomes a beneficial owner, directly or indirectly, of securities of the Corporation representing 40 percent or more of the combined voting power of the Corporation's then outstanding securities, or (b) individuals who were members of the Board of Directors of the Corporation immediately prior to a meeting of the stockholders of the Corporation involving a contest for the election of directors do not constitute a majority of the Board of Directors following such election.

     Except as otherwise specified in the Participant's salary continuation agreement described below, retirement benefits under the Severance and Retirement Plans vest yearly and ratably, while the Participant remains a Participant, over a period of years commencing on the later of the date upon which he becomes eligible for participation in the Plans or January 1, 1994 and terminate on his Normal Retirement Date; for example, a Participant who became eligible for participation in the Plans prior to January 1, 1994 and whose Normal Retirement Date is January 1, 1999 became vested in 20% of his retirement benefits on January 1, 1995 and shall become vested in an additional 20% each January 1 thereafter until he becomes fully vested on his Normal Retirement Date. In the event that he ceases to be a Participant prior to his retirement and prior to a Change in Control of the Corporation, his vested benefits shall be paid to him on his Normal Retirement Date.

     Each Participant in the Severance and Retirement Plans enters into a salary continuation agreement with the Corporation or the subsidiary which sponsors the Plan, in which he specifies whether he elects to have benefits under the Plan paid to him in a lump sum or over a period of months set forth in the agreement, not to exceed 180. Monthly payments shall be in an amount which will amortize the benefit amount over the number of months so set forth at an annual interest rate, compounded monthly, which is not in excess of the base rate of Jefferson Bank of Florida on the effective date of the agreement. Neither the salary continuation agreement nor the Severance and Retirement Plans constitute an employment policy or contract or retainer agreement, or confer upon the Participant the right to remain an employee or director of the Corporation or subsidiary in question.

     It is intended that benefits under the Severance and Retirement Plans and benefits under the Corporation's Death and Disability Benefit Plan are to be mutually exclusive, not duplicative; for example, if a Participant receives benefits under the Death and Disability Benefit Plan by virtue of his Disability, as defined therein, he shall no longer be eligible for benefits under the Severance and Retirement Plans. It is also intended that retirement benefits under the Severance and Retirement Plans and benefits payable thereunder upon a Change in Control of the Corporation are to be mutually exclusive, not duplicative; for example, a Participant who receives benefits under the Plans by virtue of a Change in Control will no longer be eligible to receive retirement benefits under the Plans.

     As of February 28, 1995, eight directors and seven senior officers of the Corporation and its subsidiaries, including four Named Executive Officers, were eligible to participate in the Severance and Retirement Plans, having then completed at least five years of Eligibility Service with the Corporation or its subsidiaries, as the case may be. As of that date, Messrs. Courshon, Giller, Goldberg, Lipsitz and Zafar were credited with 26, 26, 26, 1 and 16 years of Eligibility Service, respectively, under the Severance and Retirement Plans. As of such date, no benefits had been paid to the Corporation's Named Executive Officers under the Plans.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors, and persons who own more than ten percent of the Corporation's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. Officers, directors and beneficial owners of greater than ten percent of the Corporation's Common Stock are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     The Corporation has concluded, based solely on a review of the copies of the Section 16(a) report forms furnished to the Corporation, that with respect to the period from January 1, 1994 through December 31, 1994 all such forms were filed in a timely manner by the Corporation's officers, directors and greater than ten-percent beneficial owners, with the following exceptions: (i) Norman M. Giller neglected until December 1994 to file a form reporting a purchase on March 31, 1994 of 1,000 shares of the Corporation's Common Stock by a trust for the benefit of his grandchildren, (ii) Jerrold F. Goodman neglected until February 1995 to file a form reporting the purchase of an aggregate of 5,301 shares of Common Stock by his mother, as joint tenant with him, in three transactions (occurring respectively in 1986, 1987 and 1993), (iii) Arthur H. Courshon did not file until February 21, 1995 a form due February 14, 1995 reporting the gift of 1,000 shares of Common Stock, and (iv) due to a misunderstanding of the applicable rules, forms were not filed until March 1995 with respect to the grants of stock options to Messrs. Fenton, Goodman, Harris, Schwartz and Winn, and Mmes. Gaynor and Vernon, approved by the stockholders in 1993 and 1994 (two transactions each), the grants in 1994 to Messrs. Courshon, Giller, Goldberg and Zafar (one transaction each) and the grants in 1993 and 1994 to Mr. Lipsitz (two transactions).

                       TRANSACTIONS INVOLVING MANAGEMENT

     During 1994 certain directors and officers of the Corporation, corporations of which they were directors, officers or both, partnerships of which they were members, proprietorships of which they were owners, and members of their immediate families were customers of, or had transactions with, the Corporation and the Corporation's subsidiary banks in the ordinary course of business. Additional transactions may be expected to take place in the ordinary course of business in the future. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features to the Corporation.

     Jefferson Bank of Florida leases office space from Giller Building, a partnership of which Norman M. Giller, a director and officer of the Corporation and an owner of more than five percent of the issued and outstanding Common Stock of the Corporation, is a general partner. The lease provides for an annual rental of approximately $36,113 which in 1994 constituted approximately 5 percent of the annual gross revenues of the partnership. The terms of the lease were at least as favorable to the Corporation as those which might be obtained from an unaffiliated party.

     The Corporation's insurance agency is Gaynor and Company, Inc. David J. Gaynor, the son of Lenore J. Gaynor, is the sole stockholder of Gaynor and Company, Inc. Mrs. Gaynor is a director of the Corporation and a beneficial owner of more than five percent of the issued and outstanding Common Stock of the Corporation.

     With respect to property and casualty insurance, premium payments made by the Corporation to Gaynor and Company, Inc. aggregated approximately $352,375 in 1994, of which approximately $44,278 was retained by Gaynor and Company, Inc. as gross commissions. Gaynor and Company, Inc. also received approximately $40,010 in gross commissions earned as agent with respect to the Corporation's 401(k), group life, health and disability insurance plans. Additionally, Gaynor and Company, Inc. received from JR Hotel Corp., a subsidiary of Jefferson Bank, one of the Corporation's banking subsidiaries, approximately $113,162 in premiums with respect to property and casualty insurance covering Sea Club Hotel, which is owned and operated by JR Hotel Corp. Approximately $12,471 of this amount was retained as gross commissions. The terms of the transactions with Gaynor and Company, Inc. were at least as favorable to the Corporation and its subsidiary as those which might be obtained from an unaffiliated party.

     In 1994, the Corporation and its subsidiaries purchased a life insurance policy covering a senior officer of the Corporation and its subsidiaries in order to provide funding for the Corporation's Death and Disability Benefit Plan. David J. Gaynor, in his individual capacity, acted as sales agent in connection with the purchase of the policy, the aggregate face amount of which is $300,000. In connection with the sale and as residual commissions on policies sold to the Corporation and its subsidiaries in 1990, 1991, 1992 and 1993, Mr. Gaynor could retain as much as approximately $7,260 in gross commissions.

     Jack R. Courshon is the brother of Arthur H. Courshon, who is a director and executive officer of the Corporation and the beneficial owner of more than five percent of the issued and outstanding Common Stock of the Corporation. Jack
R. Courshon renders services as a consultant to the Corporation and as Assistant to the Chairman. From January 1, 1994 through March 27, 1995, Mr. Courshon received $107,504 in compensation for his services to the Corporation. The terms of Mr. Courshon's consulting agreement with the Corporation, which is terminable at will by either party, are at least as favorable to the Corporation as those which might be obtained from an unaffiliated party.

     The law firm of Courshon and Courshon, of which Arthur H. Courshon, who is a director and an executive officer of the Corporation, is a partner, provides legal services, from time to time, to the Corporation's banking subsidiaries in connection with the closing of loan transactions secured by mortgages. The borrower pays the legal fees incurred by the bank. The law firm also arranges for title insurance in connection with these transactions, with premiums being paid to the firm by the borrower. In 1994, the amount received by the law firm totalled approximately $21,140, most of which represented insurance premiums and attorneys' title fees. It is expected that Courshon and Courshon will continue to provide such services to the banking subsidiaries in the future.

                    ANNUAL REPORT AND FINANCIAL INFORMATION

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1994, containing audited consolidated financial statements of the Corporation and its subsidiaries for the past two fiscal years, has been enclosed with this Proxy Statement.

                             SELECTION OF AUDITORS

     On February 28, 1995 the Board of Directors of the Corporation, on the recommendation of its Audit Committee, appointed the accounting firm of Deloitte & Touche LLP as the independent auditors of the Corporation for its fiscal year ending December 31, 1995. This firm (including its predecessor, Deloitte Haskins & Sells) has served in the same capacity since 1970, has no financial interest of any kind in the Corporation and has no other connection with the Corporation except for providing occasional management consultation services.

     A representative of Deloitte & Touche LLP is expected to be present at the 1995 Annual Meeting of Stockholders; he will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from any stockholders.

                         DATE FOR STOCKHOLDER PROPOSALS

     Stockholder proposals intended for submission at the 1996 Annual Meeting of Stockholders must be received by the Corporation at its principal executive offices, 301 Arthur Godfrey Road, Miami Beach, Florida 33140, no later than December 1, 1995 to be eligible for inclusion in the Corporation's proxy statement and form of proxy relating to the 1996 Annual Meeting of Stockholders.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.

     The Corporation will bear the cost of soliciting proxies on behalf of the Board of Directors. In addition to solicitation by mail, proxies may be solicited by officers and regular employees of the Corporation, personally or by telephone or telegraph. The Corporation will request banks, brokers and other nominees, custodians and fiduciaries to forward proxy material to the beneficial owners and to seek instructions with respect to the execution of proxies, and the Corporation will reimburse them for their expenses in this connection.

PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY

                                           By Order of the Board of Directors,

                                                    BARTON S. GOLDBERG
                                                        Secretary

Miami Beach, Florida
March 31, 1995

                                                                      APPENDIX A

                 JEFFERSON BANCORP DIRECTORS' STOCK OPTION PLAN

     1. PURPOSE. The purpose of this Plan is to provide a means whereby Jefferson Bancorp, Inc. (the 'Company') may, through the grant of options to purchase common stock, par value $1.00 per share, of the Company ('Common Stock') to directors of the Company or of any Subsidiary who are not employees of the Company or any Subsidiary (each, an 'Outside Director'; collectively the 'Outside Directors'), attract and retain persons of ability as Outside Directors and motivate such Outside Directors to exert their best efforts on behalf of the Company and any Subsidiary. As used herein the term 'Subsidiary' shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of 'subsidiary corporation' in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the 'Code'), or any similar provision hereafter enacted. It is intended that the Plan shall meet the criteria of Rule 16b-3(b)(iii) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, as in effect on April 30, 1991, and the terms and conditions of the Plan shall be construed and interpreted in accordance therewith.

     2. SHARES SUBJECT TO THE PLAN. On April 21, 1993 and April 20, 1994, the shareholders of the Company authorized, approved and ratified options to purchase 137,500 shares of Common Stock granted to Outside Directors pursuant to two separate and distinct programs specifically submitted to, and authorized by, the Company's shareholders (the 'Prior Programs'). The options granted under the Prior Programs are subject to this Plan only for purposes of administration and accounting convenience. In addition, on June 20, 1994, options were granted by the Company to Outside Directors to purchase an aggregate of 27,500 shares of Common Stock and such shares, together with the shares previously granted under the Prior Programs, totaling an aggregate of 165,000 shares, shall be reserved for options granted under the Plan and the Prior Programs (subject to adjustment as provided in Section 5(h)). The shares issued upon exercise of options granted under the Plan, and the shares issued upon exercise of options previously granted under the Prior Programs, (i) may be authorized and unissued shares or shares held by the Company in its treasury and (ii) shall upon issuance be fully paid and non-assessable. If any option granted under the Plan or the Prior Programs shall terminate or expire new options may thereafter be granted under the Plan covering such shares.

     3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee (the 'Committee') of the Board of Directors (the 'Board') consisting of not less than three nor more than five members appointed by the Board. The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved by the unanimous written consent of the members of the Committee without a meeting, shall be the acts of the Committee. Each member of the Committee shall be a member of the Board who is not eligible to receive any option under the Plan. Any vacancy occurring in the membership of the Committee shall be filled by appointment of the Board.

     Subject to the terms and conditions of the Plan and, in the case of the Prior Programs, the documents authorizing grants under the Prior Programs (the 'Prior Program documents') (the applicable provisions of the Company's 1993 and 1994 proxy materials, the grant letters for options under the Prior Programs and resolutions of the Board relating thereto), the Committee may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other actions it deems necessary or advisable, except as otherwise expressly reserved to the Board under the Plan. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.

     4. ELIGIBILITY. Persons eligible for the grant of options under the Plan were persons who qualified as Outside Directors on June 20, 1994. Each person who was an Outside Director on June 20, 1994 has been granted (subject to appropriate shareholder approval) options to purchase a number of shares of Common Stock in accordance with the following schedule:

 YEARS OF OUTSIDE DIRECTOR SERVICE       SHARES COVERED
------------------------------------     --------------
Less than 2.........................           None
At least 2 but less than 7..........          1,250
At least 7 but less than 12.........          2,500
At least 12.........................          3,750

     5. TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Plan shall be evidenced by an agreement, in form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee, in accordance with and subject to the provisions of the Plan, may deem appropriate:

        (A) OPTION PERIOD. Each option agreement shall specify that an option granted hereunder shall have a term of 10 years and shall provide that the option shall expire at the end of such period.

        (B) OPTION PRICE. The option price per share shall be equal to the fair market value (but in no event less than the par value) of the Common Stock of the Company at the time the option is granted, as determined by the Committee.

        (C) EXERCISE OF OPTION. Each option granted hereunder shall become exercisable on June 20, 1995, provided the optionee has been in continuous service as an Outside Director from the date of grant of the option through June 20, 1995.

        (D) PAYMENT OF PURCHASE PRICE UPON EXERCISE. The purchase price of the shares as to which an option shall be exercised shall be paid to the Company at the time of exercise either (i) in cash or (ii) by delivering Common Stock of the Company already owned by the optionee and having a total fair market value on the date of such delivery equal to the purchase price or (iii) by delivering a combination of cash and Common Stock of the Company having a total fair market value on the date of such delivery equal to the purchase price.

        (E) EXERCISE IN THE EVENT OF DEATH OR TERMINATION OF SERVICE. (1) If an optionee's service as an Outside Director of the Company or a Subsidiary shall terminate because of his permanent disability, or because of his retirement, he may exercise his option, to the extent that he may be entitled to do so at the date of the termination of such service, at any time, or from time to time, within three months after termination of such service because of his retirement or within twelve months after termination of such service because of his permanent disability, but in no event later than the expiration date specified in paragraph (a) of this Section 5. (2) If any optionee shall die (i) while serving as an Outside Director of the Company or a Subsidiary or (ii) within three months after termination of such service with the Company or a Subsidiary because of his retirement or within twelve months after termination of such service because of his permanent disability, his option may be exercised, to the extent that the optionee shall have been entitled to do so at the date of his termination of such service, by the person or persons to whom the optionee's rights under the option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, but not later than the expiration date specified in paragraph (a) of this Section 5 or the first anniversary of the optionee's death, whichever is earlier. (3) If an optionee's service as a director shall terminate for any reason other than death, permanent disability or retirement as aforesaid, all rights to exercise his options shall terminate at the date of such termination of service.

        (F) TRANSFERABILITY OF OPTIONS. No option under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee an option shall be exercisable only by him.

        (G) INVESTMENT REPRESENTATION. Each option agreement may contain an undertaking that, upon demand by the Committee for such a representation, the optionee (or any person acting under Section 5(e)) shall deliver to the Committee at the time of any exercise of an option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an option and prior to the expiration of the option period shall be a condition precedent to the right of the optionee or such other person to purchase any shares.

        (H) ADJUSTMENTS IN THE EVENT OF CHANGE IN COMMON STOCK. In the event of any change in the Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares subject to option in outstanding option agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

        (I) OPTIONEES TO HAVE NO RIGHTS AS A STOCKHOLDER. No optionee shall have any rights as a stockholder with respect to any shares subject to his option prior to the date on which he is recorded as the holder of such shares on the records of the Company.

        (J) PLAN AND OPTION NOT TO CONFER RIGHTS WITH RESPECT TO CONTINUANCE OF SERVICE. Neither the Plan nor any option under the Plan shall confer upon any optionee any right with respect to continuance of service as an Outside Director of the Company or any Subsidiary, nor shall they interfere in any way with the right of the Company or any Subsidiary which he serves as an Outside Director to terminate his service at any time.

        (K) OTHER OPTION PROVISIONS. The optionee, from time to time, may surrender all or any portion of any option then subject to exercise, and the obligation of the Company in respect of the portion so surrendered may be discharged either by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the fair market value at such time of the shares subject to the portion so surrendered over the aggregate purchase price of such shares, (ii) the issuance or transfer to the optionee of shares of Common Stock with a fair market value equal to such excess, or
     (iii) a combination of cash and shares with a combined value equal to such excess, all as the optionee may elect. In the event of such a surrender of all or a portion of an option, the number of shares relating to the portion so surrendered shall not again become available for future grants under the Plan.

        (L) PRIOR PROGRAMS. Grants of options made under the Prior Programs shall be administered in accordance with the applicable Prior Program documents and, to the extent not inconsistent therewith, the Plan.

     6. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (i) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     7. AMENDMENT OR DISCONTINUANCE OF THE PLAN. The Board may at any time amend, suspend or terminate the Plan; provided, however, that subject to the provisions of Section 5(h), no action of the Board or of the Committee may, without the approval of the stockholders of the Company, (i) increase the number of shares reserved for options pursuant to Section 2, (ii) permit the granting of any option at any option price less than that determined in accordance with
Section 5(b), (iii) shorten the period provided for in Section 5(c) which must elapse between the date of granting an option and the date on which any part of an option may be exercised or (iv) permit the extension or granting of options which expire beyond the period provided for in Section 5(a). Without the written consent of an optionee, no amendment, discontinuance or termination of the Plan shall alter or impair any option previously granted to him under the Plan.

     8. EFFECTIVE DATE OF THE PLAN AND JURISDICTION. The effective date of the Plan shall be June 20, 1994, subject to approval of the Plan by stockholders of the Company holding not less than a majority of the shares present and voting at its 1995 Annual Meeting. Notwithstanding the foregoing, if the Plan shall have been approved by the Board prior to such Annual Meeting, options may be granted by the Committee as provided herein subject to such subsequent stockholder approval. This Plan shall be governed by the laws of the State of Florida.

     9. NAME. The Plan shall be known as the 'Jefferson Bancorp Directors' Stock Option Plan.'

                            JEFFERSON BANCORP, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 25, 1995

    The undersigned hereby appoints ARTHUR H. COURSHON, NORMAN M. GILLER and BARTON S. GOLDBERG, and each of them, proxies with full power of substitution to vote all shares of Common Stock of JEFFERSON BANCORP, INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of JEFFERSON BANCORP, INC. to be held on Tuesday, April 25, 1995 and at any adjournment thereof, as designated below with respect to the election of three directors and the proposal to ratify adoption of the Jefferson Bancorp Directors' Stock Option Plan and the grant of stock options under said plan to non-employee directors of the Corporation or its subsidiaries and, in the discretion of such proxies, with respect to such other matters as may properly come before the meeting, hereby revoking any proxy heretofore given.

    The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

                                                                                                 WITHHOLD AUTHORITY
                                                                       FOR          AGAINST        TO VOTE FOR THE
                                                                   THE NOMINEE    THE NOMINEE          NOMINEE
I. Election of Directors
        NORMAN M. GILLER                                               [ ]            [ ]                [ ]
        BARTON S. GOLDBERG                                             [ ]            [ ]                [ ]
        EMILY VERNON                                                   [ ]            [ ]                [ ]

II. Proposal to ratify adoption of the Jefferson Bancorp Directors' Stock Option Plan and the grant of stock options under said plan to non-employee directors of the Corporation or its subsidiaries

                                        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

     (PLEASE MARK, SIGN AND DATE ON REVERSE SIDE AND RETURN IN THE ENCLOSED
                                   ENVELOPE.)

    This proxy will be voted as directed on the reverse side by the undersigned stockholder. The Board of Directors recommends a vote FOR the election of each nominee above named, and if no direction is made, this proxy will be voted FOR the election of each nominee. The Board of Directors also recommends a vote FOR the proposal to ratify adoption of the Jefferson Bancorp Directors' Stock Option Plan and the grant of stock options under said plan to non-employee directors of the Corporation or its subsidiaries, and if no direction is made, this proxy will be voted FOR such proposal.

                                         Number of shares owned ________________
                                         Dated: __________________________, 1995
                                         (X) ___________________________________
                                         (X) ___________________________________
                                         (PLEASE DATE AND SIGN EXACTLY AS
                                         INDICATED. FOR JOINT ACCOUNTS, EACH
                                         JOINT OWNER SHOULD SIGN. WHEN SIGNING
                                         AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                         TRUSTEE OR GUARDIAN, OR FOR A
                                         CORPORATION, PLEASE GIVE YOUR FULL
                                         TITLE.)

    Unless the date has been inserted above, the proxy shall be deemed to be dated for all purposes as of the date on which it is received by Jefferson Bancorp, Inc.

       (PLEASE MARK, DATE AND SIGN AND RETURN IN THE ENCLOSED ENVELOPE.)